Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

TradersAI Large Cap Equity & Cash ETF (HFSP)

listed on The Nasdaq Stock Market, LLC.

January 8, 2025

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated August 5, 2024

Effective immediately, all references to the Fund’s fiscal year end throughout the SAI are hereby deleted and replaced with August 31, with the first fiscal year ending August 31, 2025. In addition, effective immediately, all references in the prospectus to the Fund’s first fiscal semi-annual period ended January 31, 2025, are hereby deleted and replaced with February 28, 2025.

Please retain this Supplement for future reference.